UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1)

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SOUTHERN NATIONAL BANCORP OF VIRGINIA, INC.

(Name of Registrant as Specified In Its Charter)

________________________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EXPLANATORY NOTE

This Amendment No. 1 to the Definitive Proxy Statement of Southern National Bancorp of Virginia, Inc. filed with the Securities and Exchange Commission on April 23, 2018 (the “2018 Proxy Statement”) is being filed to correct certain disclosure in the 2018 Proxy Statement.

The following information supersedes and replaces in its entirety the section of the 2018 Proxy Statement entitled “Beneficial Ownership of Common Stock by Management of the Company and Principal Stockholders.”

BENEFICIAL OWNERSHIP OF COMMON STOCK BY
MANAGEMENT OF THE COMPANY AND PRINCIPAL STOCKHOLDERS

The following table sets forth certain information regarding the beneficial ownership of the Company Common Stock as of April 5, 2018, by (1) each director, director nominee and named executive officer of the Company, (2) each person who is known by the Company to own beneficially 5% or more of the Common Stock and (3) all directors, director nominees and named executive officers as a group. Unless otherwise indicated, based on information furnished by such stockholders, management of the Company believes that each person has sole voting and dispositive power over the shares indicated as owned by such person and the address of each stockholder is the same as the address of the Company.

Name	Position With the Company and the Bank	Number of Shares of Common Stock Owned		Percentage Beneficially Owned (1)
5% or Greater Holders:

Wellington Management Group LLP 280 Congress Street Boston, MA 02210	Investor	1,665,698	(2)	6.9%

Banc Fund VII L.P. 20 North Wacker Drive, Suite 3300 Chicago, IL 60606	Investor	1,713,529	(3)	7.1%

Castle Creek Capital Partners IV, LP 6051 El Tordo PO Box 1329 Rancho Santa Fe, CA 92067	Investor	3,225,876	(4)	13.42%

Directors and Executive Officers:

Georgia S. Derrico(5)	Executive Chairman of the Board of the Company and the Bank	820,221	(6)	3.4%
R. Roderick Porter(5)	Executive Vice Chairman of the Board of the Company and the Bank	820,221	(7)	3.4%
Joe A. Shearin(8)	President and Chief Executive Officer of the Company and the Bank	62,353		*
John F. Biagas(9)	Director of the Company and the Bank	40,619		*
Neil J. Call	Director of the Company and the Bank	126,598	(10)	*
Robert Y. Clagett	Director of the Company and the Bank	25,398		*
W. Rand Cook(11)	Director of the Company and the Bank	14,310		*
F.L. Garrett, III(12)	Director of the Company and the Bank	21,258		*
W. Bruce Jennings	Director of the Company and the Bank	39,833	(13)	*
Eric A. Johnson(14)	Director of the Company and the Bank	25,373		*
Charles A. Kabbash	Director of the Company and the Bank	108,845	(15)
William H. Lagos	Interim Chief Financial Officer	63,594	(16)	*
William H. Stevens	Executive Credit Risk Officer of the Bank	28,064	(17)	*
Thomas Baker	Chief Credit Officer	66,463	(18)

Directors, Director Nominees and Executive Officers as a Group (14 persons)		1,442,929		6.0%

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*	Indicates ownership which does not exceed 1.0%.
(1)	The percentage beneficially owned was calculated based on 24,030,653 shares of Company Common Stock outstanding as of April 5, 2018 and assumes the exercise by the stockholder or group named in each row of all options or warrants for the purchase of Company Common Stock held by such stockholder or group and exercisable within 60 days of April 5, 2018.

(2)	The information regarding beneficial ownership is included in reliance on a Schedule 13G filed with the SEC on February 8, 2018 jointly by Wellington Management Group LLP, Wellington Group Holdings LLP, Wellington Investment Advisors Holdings LLP and Wellington Management Company. The shares reflected in the table as of December 29, 2017 are owned of record by clients of one or more of Wellington Management Company LLP, Wellington Management Canada LLC, Wellington Management Singapore Pte Ltd, Wellington Management Hong Kong Ltd, Wellington Management International Ltd, Wellington Management Japan Pte Ltd and Wellington Management Australia Pty Ltd, each registered investment advisers (the “Wellington Investment Advisers”). Those clients have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of, such shares. No such client is known to have such right or power with respect to more than 5% of this class of securities. Wellington Management Group LLP is the parent holding company of the Wellington Investment Advisers. Wellington Investment Advisors Holdings LLP controls directly, or indirectly through Wellington Management Global Holdings, Ltd., the Wellington Investment Advisers. Wellington Investment Advisors Holdings LLP is owned by Wellington Group Holdings LLP. Wellington Group Holdings LLP is owned by Wellington Management Group LLP.

(3)	The information regarding beneficial ownership is included in reliance on a Schedule 13G filed with the SEC on February 14, 2018 jointly by Banc Fund VII L.P. (“BF VII”), Banc Fund VIII L.P. (“BF VIII”) and Banc Fund IX L.P. (“BF IX”). The general partner of BF VII is MidBanc VII L.P. (“MidBanc VII”). The general partner of BF VIII is MidBanc VIII L.P. (“MidBanc VIII”). The general partner of BF IX is MidBan IX L.P. (“MidBan IX”). The general partner of MidBanc VII, MidBanc VIII and MidBan IX is The Banc Funds Company, L.L.C. (“TBFC”), whose principal shareholder is Charles J. Moore. Mr. Moore has been the manager of BF VII, BF VIII and BF IX since their respective inceptions. As manager, Mr. Moore has voting and dispositive power over the shares held by each of those entities. As the controlling member of TBFC, Mr. Moore will control TBFC and therefore each of the partnership entities directly and indirectly controlled by TBFC.

(4)	The information regarding beneficial ownership is included in reliance on a Schedule 13D filed with the SEC on June 27, 2017 jointly by Castle Creek Capital Partners IV, LP (“Castle Creek”), Castle Creek Capital IV LLC, John M. Eggemeyer, J. Mikesell Thomas, Mark G. Merlo and John T. Pietrzak. Castle Creek and Castle Creek Capital IV LLC have sole power to vote and sole power to dispose of 3,225,876 shares of common stock. As managing principals of Castle Creek Capital IV LLC, Mr. Eggemeyer, Mr. Thomas, Mr. Merlo and Mr. Pietrzak may be deemed to share power to vote 3,225,876 shares of common stock and may be deemed to share power to dispose of 3,225,876 shares of common stock. Castle Creek and its affiliates are subject to a passivity agreement with the Board of Governors of the Federal Reserve System. Both Castle Creek entities, Mr. Eggemeyer, Mr. Thomas, Mr. Merlo and Mr. Pietrzak share the contact address listed in the table above.

(5)	Ms. Derrico and Mr. Porter are married. Ms. Derrico and Mr. Porter together beneficially own 3.4% of the outstanding shares of Common Stock.

(6)	Includes (a) 454,124 shares of Common Stock held jointly with Mr. Porter, (b) 105,375 shares of Common Stock held of record by an IRA account for the benefit of Ms. Derrico, (c) 45,235 shares of Common Stock held of record by an IRA account for the benefit of Mr. Porter, (d) 7,542 shares of Common Stock held of record by the Company’s 401(k) Plan as custodian for Ms. Derrico, (e) 7,595 shares of Common Stock held of record by the Company’s 401(k) Plan as custodian for Mr. Porter, (f) 89,800 shares of Common Stock which may be acquired upon the exercise of stock options granted to Ms. Derrico under the Option Plans, (g) 89,800 shares of Common Stock which may be acquired upon the exercise of stock options granted to Mr. Porter under the Option Plans, and (h) 10,000 restricted shares of Common Stock granted under the 2017 Equity Compensation Plan, which shares vest ratably over five years.

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(7)	Includes (a) 454,124 shares of Common Stock held jointly with Ms. Derrico, (b) 45,235 shares of Common Stock held of record by an IRA account for the benefit of Mr. Porter, (c) 105,375 shares of Common Stock held of record by an IRA account for the benefit of Ms. Derrico, (d) 7,595 shares of Common Stock held of record by the Company’s 401(k) Plan as custodian for Mr. Porter, (e) 7,542 shares of Common Stock held of record by the Company’s 401(k) Plan as custodian for Ms. Derrico, (f) 89,800 shares of Common Stock which may be acquired upon the exercise of stock options granted to Mr. Porter under the Option Plans and (g) 89,800 shares of Common Stock which may be acquired upon the exercise of stock options granted to Ms. Derrico under the Option Plans, and (h) 10,000 restricted shares of Common Stock granted under the 2017 Equity Compensation Plan, which shares vest ratably over five years.

(8)	Includes (a) 3,520 shares of Common Stock held of record by an IRA account for the benefit of Mr. Shearin and (b) 10,000 restricted shares of Common Stock granted under the 2017 Equity Compensation Plan, which shares vest ratably over five years.

(9)	Includes 4,127 shares of Common Stock held jointly by Mr. Biagas and his spouse.

(10)	Includes (a) 4,800 shares of Common Stock which may be acquired upon the exercise of stock options granted to Mr. Call under the Option Plans and (b) 18,700 shares of Common Stock held jointly by Mr. Call and his spouse.

(11)	Includes (a) 10,762 shares of Common Stock held jointly by Mr. Cook and his spouse and (b) 173 shares of Common Stock held of record by an IRA account for the benefit of Mr. Cook.

(12)	Includes (a) 63 shares of Common Stock held jointly by Mr. Garrett and his spouse, (b) 1,773 shares of Common Stock held of record by an IRA account for the benefit of Mr. Garrett, (c) 1,111 shares of Common Stock held of record by an IRA account for the benefit of Mr. Garrett’s spouse and (d) 5,582 shares of Common Stock registered in the name of Mr. Garrett’s spouse.

(13)	Includes (a) 11,000 shares of Common Stock held in the W. Bruce Jennings Revocable Living Trust, of which Mr. Jennings is the trustee, (b) 18,533 shares of Common Stock held in the WBJ Irrevocable Trust, of which Mr. Jennings is the trustee, (c) 5,500 shares of Common Stock held of record by an IRA account for the benefit of Mr. Jennings and (d) 4,800 shares of Common Stock which may be acquired upon the exercise of stock options granted to Mr. Jennings under the Option Plans.

(14)	Includes 9,622 shares of Common Stock held of record by an IRA account for the benefit of Mr. Johnson.

(15)	Includes (a) 35,103 shares of Common Stock held jointly by Mr. Kabbash and his spouse, (b) 11,820 shares of Common Stock held of record by an IRA account for the benefit of Mr. Kabbash, (c) 7,287 shares of Common Stock held of record by an IRA account for the benefit of Mr. Kabbash’s spouse and (d) 12,050 shares of Common Stock held in The Charles A. Kabbash Revocable Trust.

(16)	Includes (a) 2,837 shares of Common Stock held of record by the Company’s 401(k) Plan as custodian for Mr. Lagos and (b) 24,100 shares of Common Stock which may be acquired upon exercise of stock options granted to Mr. Lagos under the Option Plans.

(17)	Includes (a) 5,201 shares of Common Stock held of record by the Company’s 401(k) Plan as custodian for Mr. Stevens, (b) 1,492 shares of Common Stock held of record by an IRA account for the benefit of Mr. Stevens and (c) 11,800 shares of Common Stock which may be acquired upon exercise of stock options granted to Mr. Stevens under the Option Plans.

(18)	Includes (a) 5,142 shares of Common Stock held of record by the Company’s 401(k) Plan as custodian for Mr. Baker, (b) 721 shares of Common Stock held of record by an IRA account for the benefit of Mr. Baker and (c) 36,600 shares of Common Stock which may be acquired upon exercise of stock options granted to Mr. Baker under the Option Plans.

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